Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

PENGUIN SOLUTIONS REPORTS Q1 FISCAL 2025 FINANCIAL RESULTS
Revenue up by 24% vs. Q1 FY24, highlighted by 49% growth in Advanced Computing

Milpitas, Calif. – January 8, 2025 – Penguin Solutions, Inc. (“Penguin Solutions,” “we,” “us,” or the “Company”) (NASDAQ: PENG) today reported financial results for the first quarter of fiscal 2025.
First Quarter Fiscal 2025 Highlights
•Net sales of $341 million, up 24.4% versus the year-ago quarter
•GAAP gross margin of 28.7%, down 150 basis points versus the year-ago quarter
•Non-GAAP gross margin of 30.8%, down 250 basis points versus the year-ago quarter
•GAAP diluted EPS of $0.10 versus $(0.23) in the year-ago quarter
•Non-GAAP diluted EPS of $0.49 versus $0.24 in the year-ago quarter
“Our strong performance this quarter, highlighted by a 49% year-over-year increase in Advanced Computing revenue, reflects the continued execution of our strategy to support customers navigating the complexities of AI infrastructure implementation,” said Mark Adams, CEO of Penguin Solutions. “Our approach as a provider of differentiated hardware, software and managed services enables us to serve as a trusted advisor for our large enterprise customers. Based on our positive start to the year, we are pleased to affirm our outlook for the full fiscal year,” concluded Adams.
Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q1 FY25	Q4 FY24	Q1 FY24	Q1 FY25	Q4 FY24	Q1 FY24
Net sales:
Advanced Computing	$177,426	$149,355	$118,824	$177,426	$149,355	$118,824
Integrated Memory	96,706	95,832	85,668	96,706	95,832	85,668
Optimized LED	66,970	65,961	69,755	66,970	65,961	69,755
Total net sales	$341,102	$311,148	$274,247	$341,102	$311,148	$274,247

Gross profit	$97,812	$87,086	$82,850	$105,122	$96,007	$91,277
Operating income	17,356	8,791	1,305	40,918	33,739	26,679
Net income (loss) attributable to Penguin Solutions	5,217	(24,547)	(11,773)	26,518	20,007	12,538
Diluted earnings (loss) per share	$0.10	$(0.46)	$(0.23)	$0.49	$0.37	$0.24
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.

Business Outlook
As of January 8, 2025, Penguin Solutions is providing the following financial outlook for fiscal year 2025:

	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	15% YoY Growth +/- 5%	—		15% YoY Growth +/- 5%
Gross margin	30% +/- 1%	2%	(A)	32% +/- 1%
Operating expenses	$335 million +/- $15 million	($60) million	(B)(C)	$275 million +/- $15 million
Diluted earnings per share	$0.10 +/- $0.20	$1.40	(A)(B)(C)(D)	$1.50 +/- $0.20
Diluted shares	56.3 million	—		56.3 million

Non-GAAP adjustments (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales	$31
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	48
(C) Other adjustments	12
(D) Estimated income tax effects	(12)
$79
First Quarter Fiscal 2025 Earnings Conference Call and Webcast Details
Penguin Solutions will hold a conference call and webcast to discuss the first quarter of fiscal 2025 results and related matters today, January 8, 2025, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-833-470-1428 in the United States or +1-929-526-1599 from international locations, using the access code 213238. The earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://ir.penguinsolutions.com/investors/default.aspx) where they will remain available for approximately one year.
Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of Penguin Solutions; statements regarding the extent and timing of and expectations regarding Penguin Solutions’ future revenues and expenses; statements regarding Penguin Solutions’ strategic transformation and priorities; statements regarding long-term effective tax rates; and statements regarding the business and financial outlook for the next fiscal year described under “Business Outlook” above.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of our control, including but not limited to: global business and economic conditions and growth trends in technology industries (including trends and markets related to artificial intelligence), our customer markets and various geographic regions; uncertainties in the geopolitical environment; the ability to manage our cost structure; disruptions in our operations or supply chain as a result of global pandemics or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including our rebranding and related strategy, any potential collaborations and additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; issues, delays or complications in integrating the operations of Stratus

Technologies; failure to achieve the intended benefits of the sale of SMART Brazil and its business; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers and the timing and volume of customer orders; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market, LED market or other markets in which we participate; changes to applicable tax regimes or rates; changes to the valuation allowance for our deferred tax assets, including any potential inability to realize these assets in the future; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and the continuing availability of borrowings under term loans and revolving lines of credit and our ability to raise capital through debt or equity financings.
These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and our other filings with the U.S. Securities and Exchange Commission. In addition, such risks, uncertainties and factors as outlined above and in such filings do not constitute all risks, uncertainties and factors that could cause our actual results to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that we make in this press release speak only as of the date of this press release. Except as required by law, we do not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP effective tax rate, non-GAAP net income, non-GAAP weighted-average shares outstanding, non-GAAP diluted earnings per share and Adjusted EBITDA. Penguin Solutions management uses these non-GAAP measures to supplement Penguin Solutions’ financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense; amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships and trademarks/trade names acquired in connection with business combinations); cost of sales-related restructuring; diligence, acquisition and integration expense; restructuring charges; impairment of goodwill; changes in the fair value of contingent consideration; gains (losses) from changes in foreign currency exchange rates; amortization of debt issuance costs; gain (loss) on extinguishment or prepayment of debt; other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies are reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense; income tax provision (benefit); depreciation expense and amortization of intangible assets; share-based compensation expense; cost of sales-related restructuring; diligence, acquisition and integration expense; restructuring charges; loss on extinguishment of debt and other infrequent or unusual items.
In fiscal 2024, for our non-GAAP reporting, we began to utilize a long-term projected non-GAAP effective tax rate of 28%, which includes the tax impact of pre-tax non-GAAP adjustments and reflects currently available information as well as other factors and assumptions. While we expect to use this normalized non-GAAP effective tax rate through fiscal 2025, this long-term non-GAAP effective tax rate may be subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in our geographic earnings mix or changes to our strategy or business operations. Our GAAP effective tax rate can vary significantly from quarter to quarter based on a variety of factors, including, but not limited to, discrete items which are recorded in the period they occur, the tax effects of certain items of income or expense, significant changes in our geographic earnings mix or changes to our strategy or business operations. We are unable to predict the timing and amounts of these items, which could significantly impact our GAAP effective tax rate, and therefore we are unable to reconcile our forward-looking non-GAAP effective tax rate measure to our GAAP effective tax rate.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about Penguin Solutions’ financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.
About Penguin Solutions
The most exciting technological advancements are also the most challenging for companies to adopt. At Penguin Solutions, we support our customers in achieving their ambitions across our computing, memory, and LED lines of business. With our expert skills, experience, and partnerships, we turn our customers’ most complex challenges into compelling opportunities.
For more information, visit www.penguinsolutions.com.

Penguin Solutions, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	November 29, 2024	August 30, 2024	December 1, 2023
Net sales:
Advanced Computing	$177,426	$149,355	$118,824
Integrated Memory	96,706	95,832	85,668
Optimized LED	66,970	65,961	69,755
Total net sales	341,102	311,148	274,247
Cost of sales	243,290	224,062	191,397
Gross profit	97,812	87,086	82,850

Operating expenses:
Research and development	19,811	19,941	21,389
Selling, general and administrative	60,536	58,029	57,217
Other operating (income) expense	109	325	2,939
Total operating expenses	80,456	78,295	81,545
Operating income (loss)	17,356	8,791	1,305

Non-operating (income) expense:
Interest expense, net	4,396	5,403	9,559
Other non-operating (income) expense	636	20,971	(576)
Total non-operating (income) expense	5,032	26,374	8,983
Income (loss) before taxes	12,324	(17,583)	(7,678)

Income tax provision	6,360	6,209	3,534
Net income (loss) from continuing operations	5,964	(23,792)	(11,212)
Net loss from discontinued operations	—	—	(8,148)
Net income (loss)	5,964	(23,792)	(19,360)
Net income attributable to noncontrolling interest	747	755	561
Net income (loss) attributable to Penguin Solutions	$5,217	$(24,547)	$(19,921)

Basic earnings (loss) per share:
Continuing operations	$0.10	$(0.46)	$(0.23)
Discontinued operations	—	—	(0.15)
	$0.10	$(0.46)	$(0.38)

Diluted earnings (loss) per share:
Continuing operations	$0.10	$(0.46)	$(0.23)
Discontinued operations	—	—	(0.15)
	$0.10	$(0.46)	$(0.38)

Shares used in per share calculations:
Basic	53,482	53,071	52,068
Diluted	54,312	53,071	52,068

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
	November 29, 2024	August 30, 2024	December 1, 2023
GAAP gross profit	$97,812	$87,086	$82,850
Share-based compensation expense	1,643	1,847	1,815
Amortization of acquisition-related intangibles	5,909	5,909	5,944
Cost of sales-related restructuring	(42)	865	668
Other	(200)	300	—
Non-GAAP gross profit	$105,122	$96,007	$91,277

GAAP gross margin	28.7%	28.0%	30.2%
Effect of adjustments	2.1%	2.9%	3.1%
Non-GAAP gross margin	30.8%	30.9%	33.3%

GAAP operating expenses	$80,456	$78,295	$81,545
Share-based compensation expense	(9,888)	(8,512)	(9,155)
Amortization of acquisition-related intangibles	(3,846)	(3,838)	(4,064)
Diligence, acquisition and integration expense	(833)	(2,094)	(789)
Restructuring charges	(109)	(325)	(2,939)
Other	(1,576)	(1,258)	—
Non-GAAP operating expenses	$64,204	$62,268	$64,598

GAAP operating income	$17,356	$8,791	$1,305
Share-based compensation expense	11,531	10,359	10,970
Amortization of acquisition-related intangibles	9,755	9,747	10,008
Cost of sales-related restructuring	(42)	865	668
Diligence, acquisition and integration expense	833	2,094	789
Restructuring charges	109	325	2,939
Other	1,376	1,558	—
Non-GAAP operating income	$40,918	$33,739	$26,679

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended
	November 29, 2024	August 30, 2024	December 1, 2023
GAAP net income (loss) attributable to Penguin Solutions	$5,217	$(24,547)	$(11,773)
Share-based compensation expense	11,531	10,359	10,970
Amortization of acquisition-related intangibles	9,755	9,747	10,008
Cost of sales-related restructuring	(42)	865	668
Diligence, acquisition and integration expense	833	2,094	789
Restructuring charges	109	325	2,939
Amortization of debt issuance costs	953	897	1,042
Loss (gain) on extinguishment or prepayment of debt	—	21,646	—
Foreign currency (gains) losses	1,028	(1,072)	(546)
Other	1,376	1,558	—
Income tax effects	(4,242)	(1,865)	(1,559)
Non-GAAP net income attributable to Penguin Solutions	$26,518	$20,007	$12,538

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	54,312	53,071	52,068
Adjustment for dilutive securities and capped calls	—	1,434	1,213
Non-GAAP weighted-average shares outstanding	54,312	54,505	53,281

Diluted earnings (loss) per share from continuing operations:
GAAP diluted earnings (loss) per share	$0.10	$(0.46)	$(0.23)
Effect of adjustments	0.39	0.83	0.47
Non-GAAP diluted earnings per share	$0.49	$0.37	$0.24

Net income (loss) attributable to Penguin Solutions	$5,217	$(24,547)	$(11,773)
Interest expense, net	4,396	5,403	9,559
Income tax provision (benefit)	6,360	6,209	3,534
Depreciation expense and amortization of intangible assets	14,961	15,381	17,654
Share-based compensation expense	11,531	10,359	10,970
Cost of sales-related restructuring	(42)	865	668
Diligence, acquisition and integration expense	833	2,094	789
Restructuring charges	109	325	2,939
Loss on extinguishment of debt	—	21,646	—
Other	1,376	1,558	—
Adjusted EBITDA	$44,741	$39,293	$34,340

Penguin Solutions, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	November 29, 2024	August 30, 2024
Assets
Cash and cash equivalents	$370,295	$383,147
Short-term investments	23,430	6,337
Accounts receivable, net	275,629	251,743
Inventories	246,952	151,213
Other current assets	79,273	75,264
Total current assets	995,579	867,704
Property and equipment, net	100,239	106,548
Operating lease right-of-use assets	58,317	60,349
Intangible assets, net	111,926	121,454
Goodwill	161,958	161,958
Deferred tax assets	84,934	85,078
Other noncurrent assets	70,062	71,415
Total assets	$1,583,015	$1,474,506

Liabilities and Equity
Accounts payable and accrued expenses	$284,636	$219,090
Deferred revenue	41,326	63,954
Other current liabilities	100,924	44,552
Total current liabilities	426,886	327,596
Long-term debt	658,070	657,347
Noncurrent operating lease liabilities	58,611	60,542
Other noncurrent liabilities	30,499	29,813
Total liabilities	1,174,066	1,075,298

Commitments and contingencies

Penguin Solutions shareholders’ equity:
Preferred shares	—	—
Ordinary shares	1,832	1,807
Additional paid-in capital	528,201	513,335
Retained earnings	35,202	29,985
Treasury shares	(164,879)	(153,756)
Accumulated other comprehensive income (loss)	19	10
Total Penguin Solutions shareholders’ equity	400,375	391,381
Noncontrolling interest in subsidiary	8,574	7,827
Total equity	408,949	399,208
Total liabilities and equity	$1,583,015	$1,474,506

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	November 29, 2024	August 30, 2024	December 1, 2023
Cash flows from operating activities
Net income (loss)	$5,964	$(23,792)	$(19,360)
Net loss from discontinued operations	—	—	(8,148)
Net income (loss) from continuing operations	5,964	(23,792)	(11,212)
Adjustments to reconcile net income (loss) from continuing operations to cash provided by (used for) operating activities
Depreciation expense and amortization of intangible assets	14,961	15,381	17,654
Amortization of debt issuance costs	953	897	1,042
Share-based compensation expense	11,531	10,359	10,970
Loss on extinguishment or prepayment of debt	—	21,646	—
Deferred income taxes, net	211	(7,396)	(282)
Other	(712)	83	664
Changes in operating assets and liabilities:
Accounts receivable	(23,885)	(39,901)	48,658
Inventories	(93,380)	26,086	(33,464)
Other assets	705	14,801	2,102
Accounts payable and accrued expenses and other liabilities	97,471	(30,320)	23,581
Net cash provided by (used for) operating activities from continuing operations	13,819	(12,156)	59,713
Net cash used for operating activities from discontinued operations	—	—	(28,235)
Net cash provided by (used for) operating activities	13,819	(12,156)	31,478

Cash flows from investing activities
Capital expenditures and deposits on equipment	(1,836)	(5,795)	(4,648)
Proceeds from maturities of investment securities	3,780	7,525	9,665
Purchases of held-to-maturity investment securities	(20,723)	—	(8,469)
Purchases of non-marketable investments	—	(10,000)	—
Other	(143)	(8)	(188)
Net cash used for investing activities from continuing operations	(18,922)	(8,278)	(3,640)
Net cash provided by investing activities from discontinued operations	—	—	118,938
Net cash provided by (used for) investing activities	$(18,922)	$(8,278)	$115,298

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows, Continued
(In thousands)
(Unaudited)

	Three Months Ended
	November 29, 2024	August 30, 2024	December 1, 2023
Cash flows from financing activities
Repayments of debt	$—	$(224,703)	$(14,423)
Payments to acquire ordinary shares	(11,123)	(3,318)	(13,130)
Net cash paid for settlement and purchase of capped calls	—	(16,300)	—
Distribution to noncontrolling interest	—	—	(1,470)
Proceeds from debt	—	192,694	—
Proceeds from issuance of ordinary shares	3,360	1,745	3,455
Other	—	2	(582)
Net cash used for financing activities from continuing operations	(7,763)	(49,880)	(26,150)
Net cash used for financing activities from discontinued operations	—	—	(606)
Net cash used for financing activities	(7,763)	(49,880)	(26,756)

Effect of changes in currency exchange rates	—	—	(1,025)
Net increase (decrease) in cash, cash equivalents and restricted cash	(12,866)	(70,314)	118,995
Cash, cash equivalents and restricted cash at beginning of period	383,477	453,791	410,064
Cash, cash equivalents and restricted cash at end of period	$370,611	$383,477	$529,059

Investor Contact:	PR Contact:
Suzanne Schmidt	Maureen O’Leary
Investor Relations	Director Communications
+1-510-360-8596	1-602-330-6846
ir@penguinsolutions.com	pr@penguinsolutions.com